SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                December 2, 2008
                               ------------------
                Date of Report (Date of earliest event reported)



                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


         Nevada                         333-42036                95-4502724
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                            1290 E. Elm Street
                            Ontario, California 91761
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 8.01 Other Events


Ming Chok, Chief Executive Officer, sent a letter to shareholders over the weekend. The purpose of the letter was to update shareholders of all current events at the Company, and plans for the future. Highlights included:

A review of the third quarter and 2008 financial results.

A look forward to 2009, including company goals and strategies.

A preview of the Company 2009 CES product line.

The entire letter can be found on the SOYO Group, Inc. web site.






SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SOYO GROUP, INC.
                                                     (Registrant)





Date: December 2, 2008                            By:    /s/ MING CHOK
      ------------------                                   ---------------------
                                                           Ming Chok, CEO



Date: December 2, 2008                            By:    /s/ NANCY CHU
      ------------------                                   ---------------------
                                                           Nancy Chu, CFO